UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report: June 19, 2015 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 104, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Capstone Therapeutics Corp. annual meeting of stockholders held on June 19, 2015 (our “Annual Meeting”), the stockholders of Capstone Therapeutics Corp. (the “Company,” “we,” “our” and “us”), upon the recommendation of the Company’s Board of Directors (our “Board”), approved the Company’s 2015 Equity Incentive Plan (the “Plan”) and authorized 1,000,000 shares of common stock available for grant under the Plan.

The stated purposes of the Plan are to attract and retain the best available employees and directors of the Company or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success and growth of the Company.  We currently have two employees and four non-employee members on the Board who may participate in the Plan.  We also may provide grants to appropriate third parties in the future as provided in the Plan.

The Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock shares and restricted stock units.  A maximum of 1,000,000 shares may be issued under the Plan and no person may receive awards for more than 300,000 shares in any calendar year.

The Plan will be administered by a committee (the “Committee”) designated by our Board.  For purposes of the power to grant awards to Company directors, the Committee will consist of the entire Board.  For other Plan purposes, the Plan will be administered by a committee designated by our Board to administer the Plan, which will initially be the Compensation Committee of our Board.  The Committee may delegate some of its responsibilities and powers to any executive officer or officers of the Company selected by it.

The Plan is included as part of Proposal 2 and as Appendix A in our definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

(a) Our Annual Meeting of stockholders was held on June 19, 2015 with a quorum in attendance.

(b) At our Annual Meeting, stockholders elected our nominee for a Class III Director; approved our 2015 Equity Incentive Plan, authorizing 1,000,000 shares of common stock available for grant thereunder; approved an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000; and ratified the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. The certified results of the matters voted upon at our Annual Meeting, which are more fully described in our definitive proxy statement filed with the SEC on May 8, 2015, are as follows:

Proposal 1: Proposal to Elect a Class III Director For Term Expiring in Year 2018:

Number of Shares
Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
Elwood D. Howse, Jr. (Class III)	13,802,144	2,089,072	15,744,874

Proposal 2: Approval of the Company’s 2015 Equity Incentive Plan:

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,889,650	771,080	230,486	15,744,874

Proposal 3: Approval to Amend the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 100,000,000 to 150,000,000:

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,375,763	4,928,264	332,063	N/A

Proposal 4: Proposal to Ratify the Appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2015

Number of Shares
FOR	AGAINST	ABSTAIN
31,147,733	387,138	101,219

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2015 Equity Incentive Plan (Incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on May 8, 2015).

10.2	Form of Incentive Stock Option Grant Letter for Grants under the 2015 Equity Incentive Plan

10.3	Form of Non-Qualified Stock Option Grant Letter for Grants to Directors under the 2015 Equity Incentive Plan

10.4	Form of Non-Qualified Stock Option Grant Letter for Grants to Consultants under the 2015 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2015	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman

Exhibit Index

Exhibit No.	Description

10.1	2015 Equity Incentive Plan (Incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on May 8, 2015.

10.2	Form of Incentive Stock Option Grant Letter for Grants under the 2015 Equity Incentive Plan

10.3	Form of Non-Qualified Stock Option Grant Letter for Grants to Directors under the 2015 Equity Incentive Plan

10.4	Form of Non-Qualified Stock Option Grant Letter for Grants to Consultants under the 2015 Equity Incentive Plan